                                                                    Exhibit 3.60

                                 STATE OF MAINE

                                     [LOGO]

                      DEPARTMENT OF THE SECRETARY OF STATE

     I, THE SECRETARY OF STATE OF MAINE, CERTIFY that according to the provisions of the Constitution and Laws of the State of Maine, the Department of the Secretary of State is the legal custodian of the Great Seal of the State of Maine which is hereunto affixed and that the paper to which this is attached is a true copy from the records of this Department.


[SEAL] IN TESTIMONY WHEREOF, I have caused the Great Seal of the State of Maine to be hereunto affixed. Given under my hand at Augusta, Maine, June 17, 2002.


                                                 /s/ Dan Gwadosky
                                       ----------------------------------------
                                                   DAN GWADOSKY
                                                 SECRETARY OF STATE

                                 STATE OF MAINE

                            ARTICLES OF INCORPORATION

                                       OF

                          KTI Management of Maine, Inc.
                          -----------------------------
                             (insert corporate name)

Filling Fee $50.00 plus fee
based on authorized capital stock

19840183   D   08 11 1983

1910000035729        ARTI

Fee Paid  $10 - $50

C.B.        ----

Date  8-15-83

                  2

                                               For Use By The Secretary of State
                                                            FILED

                                                        August 11, 1983

                                                         /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                   Deputy Secretary of State

                                               ---------------------------------
                                                   A True Copy When Attested
                                                           By Signature

                                               ---------------------------------
                                                    Deputy Secretary of State

     Pursuant to 13A MRSA Section 403, the undersigned, acting as incorporator(s) of a corporation, adopt(s) the following Articles of
Incorporation:

     FIRST: The name of the corporation is KTI Management of Maine, Inc. and it is located in Maine, at Portland, Maine

     SECOND: The name of its Clerk, who must be a Maine resident, and the address of its registered office shall be:

                 Name    Eric F. Saunders

                 Street & Number    One Monument Square

                 City               Portland,          Maine      04101
                                                                (zip code)
     THIRD:      ("X" one box only)

/X/  a.          The number of directors constituting the initial board of
                 directors of the corporation is 3 (see Section 703, 1.A.)

     b. If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:

                    NAME                              ADDRESS

--------------------------------------    --------------------------------------

                                          --------------------------------------

--------------------------------------    --------------------------------------

                                          --------------------------------------

--------------------------------------    --------------------------------------

                                          --------------------------------------

/ / There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders. (See Section 703, 1.B.)

     FOURTH:     ("X" one box only)

                 The board of directors is /X/ is not / / authorized to increase or decrease the number of directors.

                 If the board is so authorized, the minimum number, if any, shall be one directors, (See Section 703, 1.A.) and the maximum number, if any, shall be fifteen directors.

     FIFTH:      ("X" one box only)

     /X/         There shall be only one class of shares, viz.    common.
                                                              (title of class)

                           Par value of each share (if none, so state) none.

                           Number of shares authorized 10,000.

     / /         There shall be two or more classes of shares.

                 The information required by Section 403 concerning each such class is set out in Exhibit ____________ attached hereto and made a part hereof.

                                     SUMMARY

                 The aggregate par value of all authorized shares (of all classes) HAVING A PAR VALUE is $ none.

                 The total number of authorized shares (of all classes) WITHOUT PAR VALUE is 10,000 shares.

     SIXTH:      ("X" one box only)

                 Meetings of the shareholders may /X/ may not / / be held outside the State of Maine.

     SEVENTH:    ("X" if applicable) There are no preemptive rights. /X/

     EIGHTH: Other provisions of these articles, if any, including provisions for the regulation of the internal affairs of the corporation, are set out in Exhibit ______________ attached hereto and made a part hereof.

-------------------------------------------------------------------------------

DATED:  August 9, 1983

         INCORPORATORS                            RESIDENCE ADDRESSES

/s/ Eric F. Saunders                      Street  17 Lunt Road
--------------------------------------          --------------------------------
            (signature)

Eric F. Saunders                                  Falmouth, ME 04105
--------------------------------------    --------------------------------------
         (type or print name)                    (city, state and zip code)

                                          Street
--------------------------------------          --------------------------------
            (signature)

--------------------------------------    --------------------------------------
         (type or print name)                    (city, state and zip code)

                                          Street
--------------------------------------          --------------------------------
            (signature)

--------------------------------------    --------------------------------------
         (type or print name)                    (city, state and zip code)

FOR CORPORATE INCORPORATORS

                                          Street
--------------------------------------          --------------------------------

By
  ------------------------------------    --------------------------------------
            (signature)                          (city, state and zip code)

--------------------------------------
 (type or print name and capacity)

     ---------------------------------
     Articles are to be executed as
     follows:

         If a corporation is an incorporator (Section 402), the name of the corporation should be typed and signed on its behalf by an officer of the corporation. The address of the principal place of business of the incorporator corporation should be given. The articles of incorporation must be accompanied by a certificate of an appropriate officer of the corporation certifying that the person executing the articles on behalf of the corporation was duly authorized to do so.

FORM NO. MBCA 6-Rev. 79

19840183   D   12 31 1987

1910000035728        RO

Fee Paid   $5.00

C.B.       -----

Date  JAN 28 1988

                1

                                               For Use By The Secretary of State
                                                             FILED

                                                       December 31, 1987

                                                        /s/ ILLEGIBLE
                                               ---------------------------------
                                                   Deputy Secretary of State

                                               ---------------------------------
                                                   A True Copy When Attested
                                                          By Signature

                                               ---------------------------------
                                                   Deputy Secretary of State

                                 STATE OF MAINE

                               CHANGE OF CLERK OR
                            REGISTERED OFFICE OR BOTH

            Pursuant to 13-A MRSA Section 304 the undersigned corporation advises you of the following change(s):

     FIRST: The name and registered office of the clerk appearing on the record in Secretary of State's office
                 Eric F. Saunders
                 One Monument Square, Portland, ME 04101
                             (street, city, state and zip code)

     SECOND: The name and registered office of its successor (new) clerk who must be a Maine resident
                 100 Middle Street, P.O. Box 9729
                 Portland, Maine 04104-5029
                             (street, city, state and zip code)

     THIRD:      Upon a change in clerk this must be completed:

                 ( ) Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

                 ( ) Such change was authorized by the shareholders. (Complete the following)

                           I certify that I have custody of the minutes showing the above action by the shareholders.

                      ----------------------------------------------------------
                      (signature of new clerk, secretary or assistant secretary)

Dated:  December 18, 1987

                                          KTI MANAGEMENT OF MAINE, INC.
                                          --------------------------------------
                                                   (name of corporation)

         MUST BE COMPLETED                By  /s/ Eric F. Saunders
                                            ------------------------------------
         Legibly print or type                         (signature)
         name and capacity of
         all signers 13-A MRSA
         Section 104.
                                                 Eric F. Saunders, Clerk
                                          --------------------------------------
                                             (type or print name and capacity)

                                          By
                                             -----------------------------------
                                                       (signature)

                                          --------------------------------------
                                             (type or print name and capacity)

----------
*This document MUST be signed by (1) the CLERK OR (2) by the PRESIDENT or a vice-president AND by the SECRETARY, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, then by a majority of the DIRECTORS or by such directors designated by a majority of directors then in office OR (4) if no directors, then by the holders, or such of them designated by the HOLDERS, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) by the HOLDERS OF ALL OUTSTANDING SHARES.

FORM NO. MBCA 1-Rev. 79

         BUSINESS CORPORATION

            STATE OF MAINE

        RESOLUTION ALLOWING USE

            OF SIMILAR NAME

     KTI Management of Maine, Inc.
--------------------------------------
         (Name of Corporation)

                              19840183 D 01 11 1993

                               1930111600010 RESO

                                                          $20.00
                                                      -----------------
                                                          FEE PAID
                                                      -----------------

                                                          FILED

                                                      January 11, 1993
                                               ---------------------------------

                                                       /s/ Gary Cooper
                                               ---------------------------------
                                                  Deputy Secretary of State

                                               ---------------------------------
                                                  A True Copy When Attested
                                                         By Signature

                                               ---------------------------------
                                                   Deputy Secretary of State   1

Pursuant to 13-A MRSA Section 301.5, the undersigned corporation executes and delivers for filing this resolution:

     FIRST:      ("X" one box only)  The resolution was authorized by

                         /X/  the board of directors

                         / / the shareholders, there being no board of directors

     SECOND: The corporation hereby grants the use of the similar name KTI Environmental Services, Inc. to KTI Environmental Services, Inc.

     THIRD: The address of the registered office of the corporation in the State of Maine is
                 Bernstein, Shur, Sawyer & Nelson, 100 Middle Street, Portland, Maine 04104
                           (street, city, state and zip code)

Dated:  January 9, 1993               By  /s/ Nicholas Menonna, Jr.
                                          --------------------------------------
                                                       (signature)

                                          Nicholas Menonna, Jr., President
                                          --------------------------------------
                                            (type or print name and capacity)

                                      By  /s/ Martin J. Sergi
                                          --------------------------------------
                                                       (signature)

                                          Martin J. Sergi, Assistant Secretary
                                          --------------------------------------
                                            (type or print name and capacity)

     MUST BE COMPLETED FOR VOTE
           OF SHAREHOLDERS
---------------------------------------
I certify that I have custody of the
minutes showing the above action by
           the shareholders.

---------------------------------------
(signature of clerk, secretary or asst.
 secretary)

----------
This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

     SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION #101, AUGUSTA, ME 04333-0101
                                      ATTN: CORPORATE EXAMINING SECTION
                                              TEL. (207) 289-4195

FORM NO. MBCA-15 91

[LOGO]

         BUSINESS CORPORATION

            STATE OF MAINE

        RESOLUTION ALLOWING USE

            OF SIMILAR NAME

     KTI MANAGEMENT OF MAINE, INC.
--------------------------------------
         (Name of Corporation)

                              19840183 D 02 09 1993

                               1930411402003 RESO

                                                        $20.00
                                          --------------------------------------
                                                       FEE PAID
                                          --------------------------------------
                                                         FILED

                                                    February 9, 1993
                                          --------------------------------------

                                                     /s/ Gary Cooper
                                          --------------------------------------
                                                Deputy Secretary of State

                                          --------------------------------------
                                          A True Copy When Attested By Signature

                                          --------------------------------------
                                                Deputy Secretary of State      1

Pursuant to 13-A MRSA Section 301.5, the undersigned corporation executes and delivers for filing this resolution:

     FIRST:      ("X" one box only)  The resolution was authorized by

                         /X/  the board of directors

                         / / the shareholders, there being no board of directors

     SECOND: The corporation hereby grants the use of the similar name KTI TRANSPORTATION SERVICES, INC. to KTI ENVIRONMENTAL SERVICES, INC.

     THIRD: The address of the registered office of the corporation in the State of Maine is
                 PO BOX 9729
                 100 MIDDLE STREET, PORTLAND,  MAINE 04104-5029
                       (street, city, state and zip code)

Dated:  FEBRUARY 5, 1993             By  /s/ Martin J. Sergi
                                         ---------------------------------------
                                                      (signature)

                                         MARTIN J. SERGI,  SENIOR VICE PRESIDENT
                                         ---------------------------------------
                                             (type or print name and capacity)

                                     By  /s/ Nicholas Menonna, Jr.
                                         ---------------------------------------
                                                      (signature)

                                         NICHOLAS MENONNA, JR., SECRETARY
                                         ---------------------------------------
                                            (type or print name and capacity)

     MUST BE COMPLETED FOR VOTE
         OF SHAREHOLDERS
---------------------------------------
I certify that I have custody of the
minutes showing the above action by the
            shareholders

---------------------------------------
(signature of clerk, secretary or asst
secretary)

----------
This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

     SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION #101, AUGUSTA, ME 04333-0101
                                      ATTN: CORPORATE EXAMINING SECTION
                                                TEL. (207) 287-4195

FORM NO. MBCA-15 Rev. 6/92

Filing Fee $20.00

                                                   File No. 19840183  D  Pages 1
                                                          Fee Paid  $  20.00
                                                     DCN  1951371400020   CLRO
                                                   ------------FILED------------
                                                            05/15/1995

                                                          /s/ Gary Cooper
                                                   -----------------------------
                                                     Deputy Secretary of State
                                                   -----------------------------
                                                     A True Copy When Attested
                                                            By Signature

                                                   -----------------------------
                                                     Deputy Secretary of State

                                 STATE OF MAINE

                               CHANGE OF CLERK OR
                            REGISTERED OFFICE OR BOTH

                Pursuant to 13-A MRSA Section 304 the undersigned corporation advises you of the following change(s):

     FIRST: The name and registered office of the clerk appearing on the record in Secretary of State's office

                     ERIC F. SAUNDERS, C/O BERNSTEIN, SHUR, SAWYER & NELSON PO Box 9729,
                     100 MIDDLE STREET,  PORTLAND,  MAINE 04104-5029
                             (street, city, state and zip code)

     SECOND: The name and physical location of the registered office of the successor (new) clerk who must be a Maine resident are:

                     BRADLEY HUGHES
                                             (name)

                     KTI, INC., 110 MAIN STREET, SUITE 1308
                  (street address (not P.O. Box), city, state and zip code)

                     SACO, MAINE 04072
                           (mailing address if different from above)

     THIRD:      Upon a change in clerk this must be completed:

                 /X/ Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

                 / / Such change was authorized by the shareholders. (Complete the following)

                  I certify that I have custody of the minutes showing the above action by the shareholders.

                                      /s/ Nicholas Menonna, Jr., Secretary
                                      ------------------------------------------
                                      (signature of new clerk, secretary or
                                      assistant secretary)

Dated:    MAY 8, 1995                       KTI MANAGEMENT OF MAINE, INC.
                                      ------------------------------------------
                                                (Name of Corporation)

                                  By  /s/ Nicholas Menonna, Jr.
                                      ------------------------------------------
                                                   (signature)

                                      NICHOLAS MENONNA, JR., PRESIDENT/SECRETARY
                                      ------------------------------------------
                                          (type or print name and capacity)


                                  By  /s/ Martin J. Sergi
                                      ------------------------------------------
                                                   (signature)

                                           MARTIN J. SERGI, VICE PRESIDENT
                                      ------------------------------------------
                                          (type or print name and capacity)

----------
This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the DIRECTORS or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the HOLDERS, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OUTSTANDING SHARES. CMM

SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION 101, AUGUSTA, MAINE 04333

FORM NO. MBCA-3 Rev. 90

                             1197072/000/00/050.000

Filing Fee (See Sec. 1401)

                                                     File No. 19840183 D Pages 2
                                                     Fee Paid $  35.00
                                                     DCN    1970711600008   LNME
                                                     -----------FILED-----------
                                                             03/10/1997

                                                           /s/ Gary Cooper
                                                     ---------------------------
                                                      Deputy Secretary of State
                                                     ---------------------------
                                                      A True Copy When Attested
                                                             By Signature

                                                     ---------------------------
                                                      Deputy Secretary of State

                                 STATE OF MAINE

                              ARTICLES OF AMENDMENT
                           (AMENDMENT BY SHAREHOLDERS
                              VOTING AS ONE CLASS)

           Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

     FIRST: All outstanding shares were entitled to vote on the following amendment as ONE class.

     SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders (Circle one)

                 A.  at a meeting legally called and held on, OR
                 B.  by unanimous written consent on JANUARY 23, 1997

     THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

                            Number of Shares
                             Outstanding and         NUMBER            NUMBER
                            Entitled to Vote        Voted For      Voted Against
                            ----------------        ---------      -------------
                                   100              100                 -0-

     FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

     FIFTH: If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

                 Class   Series (If Any)  Number of Shares  Par Value (If Any)
                 -----   ---------------  ----------------  ------------------

                 The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is
                 $_________________.

                 The total number of all such shares (of all classes and series) WITHOUT PAR VALUE is ______________________ shares.

     SIXTH:      Address of the registered office in Maine:
                 C/O KTI, INC., 110 MAIN STREET, SUITE 1308, SACO, MAINE 04072
                 ---------------------------------------------------------------
                                  (street, city and zip code)

                                      KTI MANAGEMENT OF MAINE, INC.
                                      ------------------------------------------
                                               (Name of Corporation)

                                      By /s/ Martin J. Sergi
                                      ------------------------------------------
                                                     (signature)

                                      MARTIN J. SERGI, PRESIDENT
                                      ------------------------------------------
                                          (type or print name and capacity)

                                      By /s/ Robert E. Wetzel
                                      ------------------------------------------
                                                     (signature)

                                      ROBERT E. WETZEL, SECRETARY
                                      ------------------------------------------
                                          (type or print name and capacity)

     MUST BE COMPLETED FOR VOTE
         OF SHAREHOLDERS
--------------------------------------
I certify that I have custody of the
minutes showing the above action by
         the shareholders.

  /s/ Robert E. Wetzel
--------------------------------------
  (signature of clerk, secretary or
   asst. secretary)

     ROBERT E. WETZEL, SECRETARY

Dated: 1/23/97

----------
*In addition to any certification of custody of minutes this document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the DIRECTORS or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the HOLDERS, OF RECORD A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OUTSTANDING SHARES.

NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoptions see Section 805.

SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION 101, AUGUSTA, MAINE 04333

FORM NO. MBCA-9 Rev. 88                                                     SSG

                          KTI MANAGEMENT OF MAINE, INC.

                        ACTION TAKEN BY WRITTEN CONSENT OF
                        SOLE SHAREHOLDER WITHOUT MEETING

     Pursuant to 13-A M.R.S.A. Section 620(2), the undersigned, being the sole shareholder of the above named corporation (the "Corporation"), hereby consent to the taking of and hereby takes the following actions without holding a Meeting, such actions being stated in the form of and to be as fully effective as if taken by resolution of the sole stockholder of the Corporation at a Meeting duly called and held on the date hereof at which it was present and acting throughout:

VOTED: That Articles of Incorporation of KTI Management Of Maine, Inc. be, and hereby are, amended pursuant to 13-A M.R.S.A. Section 803 to change the name of the Corporation to "KTI Bio Fuels, Inc."

VOTED: That the Proper Officers of the Corporation be, and hereby are, authorize to execute and file any and all documents necessary or desirable to effectuate the foregoing resolution.

DATED:      January 23, 1997         KUHR TECHNOLOGIES, INC.

                                     By:  /s/ Nicholas Menonna, Jr.
                                          --------------------------------------
                                          Its Chairman of the Board of Directors
                                          and Chief Executive Officer

            DOMESTIC
      BUSINESS CORPORATION

         STATE OF MAINE

  CHANGE OF CLERK ONLY OR CHANGE
  OF CLERK AND REGISTERED OFFICE

        KTI Bio-Fuels, INC.
 -------------------------------
       (Name of Corporation)

                                          FILING FEE $20.00

                                              File No. 19840183 D Pages 2
                                              Fee Paid $ 20
                                              DCN 2011441800108  CLRO
                                          ----------------FILED-----------------
                                                05/15/2001

                                                     /s/ Julie L. Flynn
                                          --------------------------------------
                                                 Deputy Secretary of State

                                          --------------------------------------

                                          A True Copy When Attested By Signature

                                          --------------------------------------
                                                 Deputy Secretary of State

Pursuant to 13-A, MRSA Section 304, the undersigned corporation executes and delivers for filing the following change(s):

FIRST: The name and registered office of the clerk appearing on the record in the Secretary of State's office:

            Bradley W. Hughes c/o KTI, Inc.
                                         (name)

            110 Main Street, Suite 1308, Saco, Maine 04072
                         (street, city, state and zip code)

SECOND: The name and registered office of the successor (new) clerk, who must be a Maine resident:

                 Peter B. Webster
                                         (name)

                          One Portland Square, Portland, Maine 04101
             (physical location - street (not P.O. Box), city, state and zip code)


                        (mailing address if different from above)

THIRD:      Upon a change in clerk this must be completed:

                 /X/ Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

                 / /  Such change was authorized by the shareholders.

DATED May 7, 2001                    *By  /s/ John W. Casella
                                          --------------------------------------
                                                     (signature)

                                          John W. Casella, President
                                          --------------------------------------
                                             (type or print name and capacity)

                                     *By  /s/ Jerry S. Cifor
                                          --------------------------------------
                                                     (signature)

                                          Jerry S. Cifor, Treasurer, 2nd
                                          certifying officer
                                          --------------------------------------
                                            (type or print name and capacity)

      MUST BE COMPLETED FOR VOTE
           OF SHAREHOLDERS
---------------------------------------
 I certify that I have custody of the
 minutes showing the above action by
          the shareholders.

---------------------------------------
(signature of clerk, secretary or asst.
             secretary)


THE FOLLOWING SHALL BE COMPLETED BY THE CLERK UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MBCA-18A (Section 304.2-A.).

The undersigned hereby accepts the appointment as clerk for the above named domestic business corporation.

CLERK                                     DATED May 14, 2001

/s/ Peter B. Webster                      Peter B. Webster
--------------------------------------    --------------------------------------
            (signature)                            (type or print name)

----------
*This document MUST be signed by
         (1) the NEW CLERK OR
         (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
         (3) if no such officers, then a majority of the DIRECTORS OR
         (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
         (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                               101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                              TEL. (207) 297-4195

FORM NO. MBCA-3 Rev. 7/2000
ME013 - 9/19/00 CT System Online

     BUSINESS CORPORATION

        STATE OF MAINE

    STATEMENT OF INTENTION
        TO DO BUSINESS
     UNDER AN ASSUMED NAME


      KTI Bio Fuels, Inc.
--------------------------------------
        (Name of Corporation)

                                                FILING FEE $105.00

                                                  File No. 19840183 D Pages 2
                                                  Fee Paid $ 105
                                                  DCN 2011931800003  ANME
                                                  ------------FILED-------------
                                                           07/09/2001
                                                  ------------------------------
                                                         /s/ Julie L. Flynn
                                                  ------------------------------
                                                     Deputy Secretary of State

                                                  ------------------------------
                                                    A True Copy When Attested
                                                           By Signature

                                                  ------------------------------
                                                    Deputy Secretary of State

Pursuant to 13-A MRSA Section 307, the undersigned, a corporation (incorporated under the laws of the State of Maine), (incorporated under the laws of the State of ___________________________ and authorized to do business in Maine), gives notice of its intention to do business in this State under an assumed name.

FIRST: The corporation intends to transact business under the assumed name of BIO FUELS

                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

THIRD:      The address of the registered office of the corporation in the State
            of Maine is   One Portland Square, Portland, ME 04101
                             (street, city, state and zip code)

DATED June 29, 2001                   *By /s/ James W. Bohlig
                                          --------------------------------------
                                                        (signature)

                                          James W. Bohlig, Vice President
                                          --------------------------------------
                                               (type or print name and capacity)

                                      *By    /s/ John W. Casella
                                          --------------------------------------
                                                        (signature)

                                          John W. Casella, Secretary
                                          --------------------------------------
                                               (type or print name and capacity)

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*If this is a domestic corporation, this document MUST be signed by
         (1) the CLERK OR
         (2) the PRESIDENT or a vice-pres. together with the SECRETARY, or an ass't. sec., or a 2nd certifying officer OR
         (3) if no such officers, then a majority of the DIRECTORS OR
         (4) if no such directors, then by the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
         (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES.
*If this is a foreign corporation, this document MUST be signed by any duly authorized individual.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                           101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                             TEL. (207) 624-7740

FORM NO. MBCA-5 Rev. 4/16/2001